Exhibit 99.1

[LOGO OF CALLIDUS SOFTWARE]

                                                                    NEWS RELEASE

              CALLIDUS SOFTWARE REPORTS FOURTH QUARTER 2005 RESULTS
                Q4 Revenues $17.2 million, Up 14% Year over Year
                  Driven by an 81% increase in License Revenues

SAN JOSE, Calif., January 26, 2006-- Callidus Software Inc. (NASDAQ: CALD), a leader in Enterprise Incentive Management (EIM), today announced financial results for the fourth quarter ended December 31, 2005.

Total fourth quarter revenues were $17.2 million, an increase of 1% from the prior quarter and an increase of 14% compared to fourth quarter 2004. Fourth quarter license revenues were $7.3 million, an increase of 25% compared to the prior quarter, and an increase of 81% compared to fourth quarter 2004. Fourth quarter net loss was $1.5 million, or ($0.06) per share, compared to a net loss of $0.9 million, or ($0.03) per share, for the prior quarter and a net loss of $1.3 million, or ($0.05) per share for the fourth quarter of 2004.

Non-GAAP net loss for the fourth quarter was $1.9 million, or ($0.07) per share, as compared to non-GAAP net loss of $0.9 million, or ($0.03) per share in the prior quarter and non-GAAP net loss of $0.8 million, or ($0.03) per share in the fourth quarter of 2004. A reconciliation between GAAP and non-GAAP information is contained in the attached tables.

For fiscal year 2005, total revenues were $61.5, an increase of 5% from 2004. Fiscal 2005 license revenues were $17.8 million, an increase of 40% from 2004. Net loss for fiscal year 2005 was $8.6 million, or ($0.33) per share, compared to net loss of $25.5 million, or ($1.04) per share in fiscal year 2004. Non-GAAP net loss for fiscal year 2005 was $8.1 million, or ($0.31) per share, compared to non-GAAP net loss of $13.3 million, or ($0.54) per share, in fiscal year 2004.

Cash and investments totaled $63.7 million at December 31, 2005, an increase of $3.9 million since December 31, 2004.

"We continued to make good progress in the fourth quarter, achieving our highest level of license revenue in two years," said Robert Youngjohns, president and CEO of Callidus Software. "Although maintenance and service revenues were below our targeted range, we believe this is an operational issue and not reflective of market demand. Accordingly, we expect our maintenance and service revenues to grow sequentially next quarter. Additionally, during the quarter we continued to strengthen our sales and marketing organizations which is reflected in higher than planned operating expenses." Mr. Youngjohns concluded, "Our license revenue performance reflects growing demand in the EIM marketplace and further validation by our customers of our market leading products and our ability to help customers turn incentive compensation into a driver of revenue and profits."

RECENT BUSINESS HIGHLIGHTS

     o New customers selecting Callidus solutions in the fourth quarter included The Home Depot, Monster.com, Thrivent Financial for Lutherans, Vodacom South Africa, and Vodafone Portugal. Existing customers, Sprint Nextel and Hyperion Solutions, expanded their licenses of Callidus products.
     o Gartner gave Callidus TrueComp(R) Enterprise a "positive" rating in its November 2005 report, MarketScope for North American Insurance Incentive Compensation Management Applications. TrueComp Enterprise for insurance companies is designed to meet the needs of today's insurance distribution management, supporting complex distribution hierarchies, flexible, effective-dated compensation plans; and multi-tiered compensation plans including commission, incentives and management/wholesaler overrides.
     o Callidus TrueAnalytics(TM) was released on schedule at the end of December 2005. The new product provides query, reporting and analytic dashboards to monitor and analyze sales and incentive performance and extends sales and incentive visibility throughout the organization, to executives, managers and analysts.
     o Leslie Stretch joined the company as vice president global sales in October 2005. Mr. Stretch, a former managing director with Sun UK, also held the senior global channel sales position while with Sun. Additionally, he held senior sales management positions with Oracle in Europe and Canada.

Q4 2005 FINANCIAL HIGHLIGHTS

     o License revenues were $7.3 million, increasing 25% from $5.8 million in the prior quarter and increasing 81% from $4.0 million in the fourth quarter of 2004.
     o Maintenance and service revenues were $10.0 million, down 12% from $11.3 million in the prior quarter and down 10% from 11.0 million in the fourth quarter of 2004.
     o Maintenance and service gross margin was 24%, down from 31% in Q3 2005 and down from 33% in Q4 2004. License gross margin was 98%, down from 99% in Q3 2005 and up from 97% in Q4 2004.
     o Operating expenses were $11.5 million compared to $10.5 million in Q3 2005 and $9.2 million in Q4 2004. Non-GAAP operating expenses were $11.9 million, compared to non-GAAP operating expenses of $10.5 million in Q3 2005 and $8.7 million in Q4 2004.
     o Cash and investments totaled $63.7 million at December 31, 2005, up $3.2 million from $60.5 million at September 30, 2005.

Q1 2006 FINANCIAL OUTLOOK

     o We are encouraged by our recent progress and intend to continue to invest in our business to grow revenues and extend our market leading position. License revenues remain difficult to predict on a quarterly basis and therefore we will not be providing guidance.
     o Maintenance and service revenues are expected to be between $11.5 million and $12.0 million with a related gross margin between 28% and 30%. This outlook reflects top line growth and increased investment in broadening our service offerings to support on-demand/hosting services, managed services and compensation consulting.
     o Non-GAAP operating expenses, which exclude stock-based compensation, are expected to be between $11.7 million and $12.2 million. We are not providing an outlook for GAAP operating expenses because we are still assessing the impact of the adoption of FAS 123R which requires companies to make fair value estimates of stock-based compensation awards and record that expense in its results of operations.

CONFERENCE CALL

Callidus Software's fourth quarter 2005 conference call is scheduled for 1:30 p.m. Pacific Time (PT), on Thursday, January 26, 2006. The conference call will be available via live webcast at the Investor Relations section of Callidus Software's website at www.callidussoftware.com. To participate in the call via telephone, the dial-in number is 866-700-7477 (international +1-617-213-8840), passcode 35025007.

A telephone playback and webcast replay of the conference call will be available after 3:30 p.m. PT on January 26, 2006 through February 9, 2006. The telephone replay will be available by calling 888-286-8010 (international:
+1-617-801-6888), passcode 99550934. The webcast replay will be available at the Investor Relations section of Callidus' website under Calendar of Events.

ABOUT CALLIDUS SOFTWARE

Founded in 1996, Callidus Software Inc. (www.callidussoftware.com) is an industry leading Enterprise Incentive Management (EIM) provider to global companies across multiple industries. Callidus' EIM systems allow enterprises to develop and manage incentive compensation linked to the achievement of strategic business objectives. Through its TrueComp(R) Grid architecture, Callidus Software delivers an EIM solution that combines the power and scalability of grid computing with the flexibility of rules-based interface. Customers/Partners include 7-Eleven, Accenture, CUNA Mutual, HP, IBM, Philips Medical Systems, Sprint Nextel, Sun Microsystems, Time Warner Corporation and Wachovia. Callidus Software is publicly traded on the NASDAQ under the symbol CALD.

NON-GAAP FINANCIAL MEASURES

The non-GAAP information provided in this press release is a supplement to, and not a substitute for, our financial results presented in accordance with generally accepted accounting principles (GAAP) in the United States. The non-GAAP financial results exclude stock-based compensation expense and 2004 financial results also exclude restructuring expenses, customer and legal settlements, insurance reimbursements, and amortization and impairment of intangible assets associated with the discontinuation of our TruePerformance product. The non-GAAP financial measures provide what we believe is an additional tool for investors to use in understanding our operational results and trends. These non-GAAP financial results are used internally by management to evaluate our operations, plan and forecast for future periods and to allocate resources within the organization. A reconciliation between GAAP and non-GAAP financial measures is included in the accompanying tables.

NOTE ON FORWARD-LOOKING STATEMENTS

The forward looking statements included in this press release, including with respect to the intention to continue to invest in our business and that such investment will grow revenues and extend our market leading position, first quarter maintenance and service revenues, associated gross margin and planned investment in broadened service offerings, estimates of first quarter non-GAAP operating expenses and the impact of the adoption of FAS 123R on stock-based compensation, reflect management's best judgment based on factors currently known and involve risks and uncertainties. These risks and uncertainties include, but are not limited to, timing and size of software license orders, management's ability to successfully implement its business plan, changes in executive management, potential material fluctuations in financial results and future growth rates, decreases in customer spending, increased competition or new entrants in the marketplace, litigation and other risks detailed in Callidus' reports filed with the Securities and Exchange Commission (SEC), including its Form 10-K and Form 10-Qs, copies of which may be obtained by contacting Callidus Software's Investor Relations department at 408-808-6577, or from the Investor Relations section of Callidus Software's website (www.callidussoftware.com). Actual results may differ materially from those presently reported. We assume no obligation to update the information contained in this release.

(C) 2006 by Callidus Software Inc. All rights reserved. Callidus Software, the Callidus Software logo, Callidus TrueAnalytics, TrueChannel, TrueComp, TrueComp Grid, TrueInformation, TruePerformance, TrueReferral, and TrueResolution are trademarks of Callidus Software Inc. All other trademarks are the property of their respective owners.

                                       ###

INVESTOR RELATIONS CONTACT:                   PRESS CONTACT:
Jon Pexton                                    Jock Breitwieser
408-808-6577                                  408-975-6683
ir@callidussoftware.com                       pr@callidussoftware.com

                             CALLIDUS SOFTWARE INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                    (In thousands, except for per share data)
                                   (unaudited)

                                                  THREE MONTHS ENDED            YEAR ENDED
                                                      DECEMBER 31,             DECEMBER 31,
                                                -----------------------   -----------------------
                                                   2005         2004         2005         2004
                                                ----------   ----------   ----------   ----------
REVENUES:
  License revenues                              $    7,261   $    4,013   $   17,843   $   12,758
  Maintenance and service revenues                   9,978       11,047       43,610       45,936
                                                ----------   ----------   ----------   ----------
    Total revenues                                  17,239       15,060       61,453       58,694
COST OF REVENUES:
  License revenues                                     118          137          377          774
  Maintenance and service revenues                   7,561        7,396       30,175       32,070
  Impairment of purchased technology                     -            -            -        1,800
                                                ----------   ----------   ----------   ----------
    Total cost of revenues                           7,679        7,533       30,552       34,644
                                                ----------   ----------   ----------   ----------
Gross profit                                         9,560        7,527       30,901       24,050
OPERATING EXPENSES:
  Sales and marketing                                5,664        4,377       18,778       20,577
  Research and development                           3,483        2,809       12,380       13,415
  General and administrative                         2,732        1,516        9,309        7,493
  Impairment of intangible assets                        -            -            -        1,994
  Restructuring expenses                                 -            -            -        1,488
  Stock-based compensation                            (370)         500          544        5,585
                                                ----------   ----------   ----------   ----------
    Total operating expenses                        11,509        9,202       41,011       50,552
                                                ----------   ----------   ----------   ----------
Operating loss                                      (1,949)      (1,675)     (10,110)     (26,502)
Interest and other income, net                         419          335        1,491        1,094
                                                ----------   ----------   ----------   ----------
Loss before provision for income taxes              (1,530)      (1,340)      (8,619)     (25,408)
Provision for income taxes                             (43)           -          (14)          75
                                                ----------   ----------   ----------   ----------
Net loss                                        $   (1,487)  $   (1,340)  $   (8,605)  $  (25,483)
                                                ==========   ==========   ==========   ==========
Basic net loss per share                        $    (0.06)  $    (0.05)  $    (0.33)  $    (1.04)
                                                ==========   ==========   ==========   ==========
Diluted net loss per share                      $    (0.06)  $    (0.05)  $    (0.33)  $    (1.04)
                                                ==========   ==========   ==========   ==========
Shares used in basic per share computation          26,752       24,989       26,268       24,419
                                                ==========   ==========   ==========   ==========
Shares used in diluted per share computation        26,752       24,989       26,268       24,419
                                                ==========   ==========   ==========   ==========

                             CALLIDUS SOFTWARE INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)
                                   (unaudited)

                                                 DECEMBER 31,   DECEMBER 31,
                                                     2005           2004
                                                 ------------   ------------
ASSETS
Current assets:
  Cash and cash equivalents                      $     23,705   $      7,651
  Short-term investments                               40,000         52,166
  Accounts receivable, net                             11,063         12,126
  Prepaid and other current assets                      1,581          1,868
                                                 ------------   ------------
    Total current assets                               76,349         73,811
Property and equipment, net                             2,801          3,361
Deposits and other assets                               1,494          1,317
                                                 ------------   ------------
    Total assets                                 $     80,644   $     78,489
                                                 ============   ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                               $        756   $      1,904
  Current portion of long-term debt                        --            471
  Accrued payroll and related expenses                  6,383          3,827
  Accrued expenses                                      2,043          1,881
  Deferred revenue                                     12,205          6,856
                                                 ------------   ------------
    Total current liabilities                          21,387         14,939
Long-term debt, less current portion                       --             48
Deferred rent                                             377            292
Long-term deferred revenue                                729            178
                                                 ------------   ------------
    Total liabilities                                  22,493         15,457
                                                 ------------   ------------

Stockholders' equity
  Common stock                                             27             26
  Additional paid-in capital                          186,232        184,443
  Deferred stock-based compensation                      (445)        (2,316)
  Accumulated other comprehensive income                  171            108
  Accumulated deficit                                (127,834)      (119,229)
                                                 ------------   ------------
    Total stockholders' equity                         58,151         63,032
                                                 ------------   ------------
    Total liabilities and stockholders' equity   $     80,644   $     78,489
                                                 ============   ============

                             CALLIDUS SOFTWARE INC.
              RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
                         QUARTER OVER QUARTER COMPARISON

                    (In thousands, except for per share data)
                                   (unaudited)

                                                         THREE MONTHS ENDED                          THREE MONTHS ENDED
                                                          DECEMBER 31, 2005                          SEPTEMBER 30, 2005
                                             ------------------------------------------   ----------------------------------------
                                                               NON-GAAP                                   NON-GAAP
                                                GAAP          ADJUSTMENTS     NON-GAAP       GAAP        ADJUSTMENTS     NON-GAAP
                                             ----------     --------------   ----------   ----------   --------------   ----------
REVENUES:
    License revenues                         $    7,261                      $    7,261   $    5,787                    $    5,787
    Maintenance and service revenues              9,978                           9,978       11,311                        11,311
                                             ----------                      ----------   ----------                    ----------
      Total revenues                             17,239                          17,239       17,098                        17,098

COST OF REVENUES:
    License revenues                                118                             118           76                            76
    Maintenance and service revenues              7,561                           7,561        7,750                         7,750
                                             ----------                      ----------   ----------                    ----------
      Total cost of revenues                      7,679                           7,679        7,826                         7,826
                                             ----------                      ----------   ----------                    ----------
Gross profit                                      9,560                           9,560        9,272                         9,272

OPERATING EXPENSES:
    Sales and marketing                           5,664                           5,664        5,153                         5,153
    Research and development                      3,483                           3,483        3,108                         3,108
    General and administrative                    2,732                           2,732        2,235                         2,235
    Stock-based compensation                       (370)(a)            370            -           51(a)           (51)           -
                                             ----------                      ----------   ----------                    ----------
      Total operating expenses                   11,509                          11,879       10,547                        10,496
                                             ----------                      ----------   ----------                    ----------
Operating loss                                   (1,949)                         (2,319)      (1,275)                       (1,224)

Interest and other income, net                      419                             419          407                           407
                                             ----------                      ----------   ----------                    ----------
Loss before provision for income taxes           (1,530)                         (1,900)        (868)                         (817)

Provision (benefit) for income taxes                (43)                            (43)          38                            38
                                             ----------                      ----------   ----------                    ----------
Net loss                                     $   (1,487)                     $   (1,857)  $     (906)                   $     (855)
                                             ==========                      ==========   ==========                    ==========
Diluted net loss per share                   $    (0.06)                     $    (0.07)  $    (0.03)                   $    (0.03)
                                             ==========                      ==========   ==========                    ==========
Shares used in diluted per
  share computation                              26,752                          26,752       26,425                        26,425
                                             ==========                      ==========   ==========                    ==========

---------------
(a)  Non-cash stock based compensation

                             CALLIDUS SOFTWARE INC.
              RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
                    YEAR OVER YEAR COMPARISON OF THE QUARTER

                    (In thousands, except for per share data)
                                   (unaudited)

                                                         THREE MONTHS ENDED                          THREE MONTHS ENDED
                                                          DECEMBER 31, 2005                           DECEMBERR 31, 2004
                                             ------------------------------------------   ----------------------------------------
                                                               NON-GAAP                                   NON-GAAP
                                                GAAP          ADJUSTMENTS     NON-GAAP       GAAP        ADJUSTMENTS     NON-GAAP
                                             ----------     --------------   ----------   ----------   --------------   ----------
REVENUES:
    License revenues                         $    7,261                      $    7,261   $    4,013                    $    4,013
    Maintenance and service revenues              9,978                           9,978       11,047                        11,047
                                             ----------                      ----------   ----------                    ----------
      Total revenues                             17,239                          17,239       15,060                        15,060

COST OF REVENUES:
    License revenues                                118                             118          137                           137
    Maintenance and service revenues              7,561                           7,561        7,396                         7,396
                                             ----------                      ----------   ----------                    ----------
      Total cost of revenues                      7,679                           7,679        7,533                         7,533
                                             ----------                      ----------   ----------                    ----------
Gross profit                                      9,560                           9,560        7,527                         7,527

OPERATING EXPENSES:
    Sales and marketing                           5,664                           5,664        4,377                         4,377
    Research and development                      3,483                           3,483        2,809                         2,809
    General and administrative                    2,732                           2,732        1,516                         1,516
    Stock-based compensation                       (370)(a)            370            -          500(a)          (500)           -

                                             ----------                      ----------   ----------                    ----------
      Total operating expenses                   11,509                          11,879        9,202                         8,702
                                             ----------                      ----------   ----------                    ----------
Operating loss                                   (1,949)                         (2,319)      (1,675)                       (1,175)

Interest and other income, net                      419                             419          335                           335
                                             ----------                      ----------   ----------                    ----------
Loss before provision for income taxes           (1,530)                         (1,900)      (1,340)                         (840)

Provision for income taxes                          (43)                            (43)           -                             -
                                             ----------                      ----------   ----------                    ----------
Net loss                                     $   (1,487)                     $   (1,857)  $   (1,340)                   $     (840)
                                             ==========                      ==========   ==========                    ==========
Diluted net loss per share                   $    (0.06)                     $    (0.07)  $    (0.05)                   $    (0.03)
                                             ==========                      ==========   ==========                    ==========
Shares used in diluted per
 share computation                               26,752                          26,752       24,989                        24,989
                                             ==========                      ==========   ==========                    ==========


---------------
(a)  Non-cash stock based compensation

                             CALLIDUS SOFTWARE INC.
              RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
                        FISCAL YEAR OVER YEAR COMPARISON

                    (In thousands, except for per share data)
                                   (unaudited)

                                                        YEAR  ENDED                                  YEAR  ENDED
                                                     DECEMBER 31, 2005                            DECEMBER 31, 2004
                                         ------------------------------------------   ------------------------------------------
                                                           NON-GAAP                                     NON-GAAP
                                            GAAP          ADJUSTMENTS     NON-GAAP       GAAP          ADJUSTMENTS     NON-GAAP
                                         ----------     --------------   ----------   ----------     --------------   ----------
REVENUES:
    License revenues                     $   17,843                      $   17,843   $   12,758(b)  $          150   $   12,908
    Maintenance and service revenues         43,610                          43,610       45,936(b)             775       46,711
                                         ----------                      ----------   ----------                      ----------
       Total revenues                        61,453                          61,453       58,694                          59,619

COST OF REVENUES:
    License revenues                            377                             377          774(c)            (200)         574
    Maintenance and service revenues         30,175                          30,175       32,070                          32,070
    Impairment of purchased technology            -                               -        1,800(c)          (1,800)           -
                                         ----------                      ----------   ----------                      ----------
       Total cost of revenues                30,552                          30,552       34,644                          32,644
                                         ----------                      ----------   ----------                      ----------
Gross profit                                 30,901                          30,901       24,050                          26,975

OPERATING EXPENSES:
    Sales and marketing                      18,778                          18,778       20,577                          20,577
    Research and development                 12,380                          12,380       13,415(c)            (158)      13,257
    General and administrative                9,309                           9,309        7,493(d)             (75)       7,418
    Impairment of intangible assets               -                               -        1,994(c)          (1,994)           -
    Restructuring expenses                        -                               -        1,488(e)          (1,488)           -
    Stock-based compensation                    544(a)            (544)           -        5,585(a)          (5,585)           -
                                         ----------                      ----------   ----------                      ----------
       Total operating expenses              41,011                          40,467       50,552                          41,252
                                         ----------                      ----------   ----------                      ----------
Operating loss                              (10,110)                         (9,566)     (26,502)                        (14,277)
Interest and other income, net                1,491                           1,491        1,094                           1,094
                                         ----------                      ----------   ----------                      ----------
Loss before provision for income taxes       (8,619)                         (8,075)     (25,408)                        (13,183)
Provision for income taxes                      (14)                            (14)          75                              75
                                         ----------                      ----------   ----------                      ----------
Net loss                                 $   (8,605)                     $   (8,061)  $  (25,483)                     $  (13,258)
                                         ==========                      ==========   ==========                      ==========
Diluted net loss per share               $    (0.33)                     $    (0.31)  $    (1.04)                     $    (0.54)
                                         ==========                      ==========   ==========                      ==========
Shares used in diluted per
  share computation                          26,268                          26,268       24,419                          24,419
                                         ==========                      ==========   ==========                      ==========

------------------
(a)  Non-cash stock based compensation
(b)  Customer settlements for discontinuance of TruePerformance product
(c)  Amortization or impairment of purchased intangible assets
(d) Customer legal settlement offset by insurance proceeds from TruePerformance related claim
(e)  Reduction in force and discontinuance of TruePerformance product